DREYFUS PREMIER AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Premier Aggressive Growth Fund has completed its latest fiscal period, the 12 months ended September 30, 1997. While the Fund still lags behind its baseline index, we believe that, looking forward, the kinds of stocks chosen for the portfolio could benefit from favorable economic and market conditions.
    For the year ended September 30, 1997, the performance for your Fund is shown in the following table:

                                                                                                   Total Return*
                                                                                              ______________________
            Class A shares                                                                           7.63%
            Class B shares                                                                           6.86%
            Class C shares                                                                           6.27%
            Class R shares                                                                           7.95%
            Standard & Poor's 500 Composite
               Stock Price Index**                                                                  40.43%

Economic Review
    A major surprise this year has been that the rate of inflation has continued to moderate. This has occurred despite a tightening labor market and consecutive quarters of strong economic growth. Moreover, overall corporate profits have continued to surprise on the up side. Slowing inflation has kept short-term interest rates steady and it has pulled long-term interest rates lower in recent months. Although the Federal Reserve Board ("the Fed") has held a bias toward tightening for more than a year, slowing inflation has kept the Fed in a "wait and see" mode since it last raised short-term rates in March.
    Virtually all measures of price inflation-consumer prices, producer prices and industrial commodity prices-have been subdued this year. Factors suppressing inflation have been the strong dollar that has reduced prices in import-competing industries, lower oil prices and economic problems overseas. Additionally, the downtrend in health care inflation has continued to help pull core inflation lower. Yet the labor market remains quite tight: the unemployment rate has held below 5% since the spring and wage inflation in some sectors has been steadily accelerating.
    The economy has grown by a nearly 4% rate since the summer of 1996. Consumer spending has been strong, fueled by rising real incomes and reduced job insecurity. A broad-based rebound in capital spending has developed this year following a brief slowdown over the winter. Exports have been rising at double-digit rates. Even housing activity has remained at high levels, although this sector has not strengthened significantly further. The strength in domestic demand has fueled rapid import growth that, in turn, should help mitigate some of the economic weakness overseas. Corporate profits have continued to trend higher in this setting.
    In effect, lower inflation with no change in the Federal Funds rate policy implies a higher real Fed Funds rate, after adjusting for price changes. That acts as a light brake on inflation. Whether stronger brake pressure will be required is not yet determined by the monetary authorities. Market Overview
    The securities markets generally rose during the last year, though they experienced several corrections along the way, including a small correction in late 1996, a sharper broad-based drop in March-May and a decline primarily in large capitalization shares in August. While earnings growth was solid throughout the year, shifts in expectations for economic growth and interest rates had the most impact on market moves.
    When economic growth expectations began to favor much stronger growth and the Federal Reserve Board raised short-term interest rates in early 1997, fears of much higher interest rates caused a sharp stock market correction similar to the decline in mid-1996 when interest rates also rose for a couple of months. Later, when commodity prices declined and interest rates again declined, stocks rallied once more, supported by solid first-quarter earnings results. The equity market rally continued into the summer as second-quarter results were also generally above expectations. Only in August, when a few major companies like Coca-Cola and Gillette indicated some disappointing fundamental growth prospects, did the year-long leadership of large capitalization stocks seem to pause.
    The extreme outperformance of larger capitalization shares during the September fiscal year, following the sharp market correction in 1996, and fostered by investors' fears of smaller capitalization illiquidity, pushed large cap valuations to a very high multiple valuation of growth rates. This made them very vulnerable to any earnings disappointments. Recently there has been more positive performance by smaller capitalization aggressive growth stocks with strong, far above-average earnings growth prospects in 1997 and 1998. This reinforced our confidence in our long-term investment philosophy that focuses on earnings growth prospects over the next 12 to 24 months. Investment Strategy
    The Dreyfus Premier Aggressive Growth Fund seeks to achieve its objective of capital appreciation through a growth-oriented approach to investing in stocks based on the philosophy that, over time, relative stock performance is driven by relative earnings performance. The Fund primarily looks for companies which will experience earnings growth at an above-average rate for the upcoming 12 to 24 months.
    The Fund may and will, from time to time, seek to invest in small, medium, and large capitalization companies with growth potential. While there are no company size guideline targets for the portfolio, a focus on the fastest growing industry sectors and specific companies under present market conditions currently leads to emphasis on smaller capitalization stocks, including small cap companies of under $200 million market capitalization. As a result of this focus, the Fund may tend to be more volatile than other equity funds and you should consider whether the Fund's risk profile is consistent with your investment needs.
    The Fund's investment orientation has tended to generate a significant portfolio weighting in what we believe are high growth areas such as health care, technology, consumer growth and services. Attractive aggressive growth companies in these sectors are often described as innovative organizations on the cutting edge of new product development or new focused business approaches. These companies are often highly dependent on new business innovations that are critical to the companies' future growth prospects. Shares of such companies are often volatile, compared with the general market, and may react sharply to key news announcements about new product and business developments which influence growth expectations and the multiple of earnings at which such shares trade.
Portfolio Focus
    In some measure, the Fund's underperformance for the year was due to downside earnings surprises caused by delayed new product or new service introductions that caused negative revenue and earnings results. Even in a bullish market environment, companies, regardless of capitalization size, can be affected by such factors.
    Some of the stocks that contributed to the Fund's more recent improved performance included Mylan Laboratories (generic pharmaceuticals), Crystal Systems Solutions (software), Complete Management (physician practice management), Chromatics Color Science (medical technology), Microvision (health technology), MRV Communications (network technology), Cinar Films, Cl.B (entertainment) and Sepracor (pharmaceuticals).
    Significant positions that negatively impacted performance during the fiscal year included ONCOR (biotechnology), Commodore Applied Technologies (pollution technology), Four Media (entertainment), Larson Davis (industrial technology), Fuisz Technologies (health care), Ultrafem (consumer products), TriTeal (technology) and Interneuron Pharmaceuticals (health care).
    The portfolio's heaviest overweightings were in technology and health care, focusing on small companies with promising new products and business opportunities in 1997 and 1998. The sharpest period of underperformance, during February-April, occurred during the overall market correction and was exaggerated by both investor liquidation of smaller company shares in favor of larger companies and by disappointment in smaller companies where expected positive news had not yet occurred to spur positive investor interest. During the May-June market rally, large and small capitalization shares broadly rebounded on a more even basis. By August, the negative surprises hurt performance of some larger companies, while more positive news for smaller stocks led to a performance reversal strongly favoring successful, aggressive growth companies in the Fund's portfolio.
    The six largest portfolio holdings, representing over 27% of the Fund's assets, reflect the aggressive growth emphasis on pharmaceuticals (Teva Pharmaceuticals Industries, A.D.R., Mylan Laboratories), medical services (Complete Management), entertainment (Cinar Films, Cl.B), electronic software technology (Crystal Systems Solutions) and specialty industry chemicals (Crompton & Knowles). These are companies with what we believe are significant growth opportunities via new product introductions and acquisition s that we believe will generate far above-average revenue and earnings growth over the next 12 to 24 months.
    We appreciate your support and will strive to produce rewarding returns over the long term.
                              Sincerely,

                          [Michael Schonberg signature logo]

                              Michael Schonberg
                              Portfolio Manager
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND                                                     SEPTEMBER 30, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER
AGGRESSIVE GROWTH FUND CLASS A SHARES AND THE STANDARD & POOR'S 500 COMPOSITE
STOCK PRICE INDEX
[Exhibit A:
Dollars
$283,790
Standard & Poor's 500
Composite Stock Price
Index*
$167,504
Dreyfus Premier
Aggressive Growth
Fund (Class A Shares)
(Years shown above are as of September 30th)
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns
                        Class A Shares                                              Class B Shares
_______________________________________________________        _______________________________________________________
                                                                                                       % Return Reflecting
                                             % Return                                                 Applicable Contingent
                                            Reflecting                                  % Return         Deferred Sales
                       % Return Without    Maximum Initial                             Assuming No        Charge Upon
Period Ended 9/30/97     Sales Charge    Sales Charge (5.75%)  Period Ended 9/30/97    Redemption         Redemption*
____________________    ______________   _________________     ____________________   ___________      _________________
1 Year                         7.63%           1.46%           1 Year                     6.86%            2.86%
5 Years                        5.57            4.34            From Inception (1/3/96)    3.44             1.18
10 Years                       5.86            5.24
From Inception (6/23/69)      10.71           10.48
                        Class C Shares                                              Class R Shares
_______________________________________________________        _______________________________________________________
                                           % Return Reflecting
                                          Applicable Contingent
                              % Return      Deferred Sales
                            Assuming No      Charge Upon
Period Ended 9/30/97         Redemption      Redemption**      Period Ended 9/30/97
____________________    ______________   _________________     ____________________
1 Year                         6.27%           5.27%           1 Year                     7.95%
From Inception (1/3/96)        3.52            3.52            From Inception (1/3/96)    4.50

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Aggressive Growth Fund on 6/23/69 (Inception Date) to a $10,000 investment made in the Standard and Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 6/30/69 is used as the beginning value on 6/23/69. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C, and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                         SEPTEMBER 30, 1997
Common Stocks-101.6%                                                                     Shares                       Value
                                                                                     _____________               _____________
     Commercial Services-4.5%        Four Media...........................                 605,000 (a,b)        $    4,840,000
                                     Mer Telemanagement Solutions.........                 200,000 (a)               1,475,000
                                     Quintel Entertainment................                 810,000 (a)               9,315,000
                                     Wiztec Solutions.....................                 250,000 (a)               2,812,500
                                                                                                                 _____________
                                                                                                                    18,442,500
                                                                                                                 _____________
      Consumer Non-durables-3.3%     Famous Dave's of America.............                 380,000 (a)               7,220,000
                                     Ultrafem.............................                 700,000 (a,b)             6,212,500
                                                                                                                 _____________
                                                                                                                    13,432,500
                                                                                                                 _____________
     Consumer Services-6.3%          Alma International...................                 170,000 (a)                  47,814
                                     Cinar Films, Cl. B...................                 400,000 (a)              15,250,000
                                     Home Security International..........                 230,000 (a)               3,105,000
                                     Network Event Theater................                 330,000 (a)               2,041,875
                                     Sun International Hotels.............                 147,700 (a)               5,095,650
                                                                                                                 _____________
                                                                                                                    25,540,339
                                                                                                                 _____________
      Electronic Technology-14.7%    Advanced Photonix, Cl. A.............                 975,000 (a,b)             1,828,125
                                     FieldWorks...........................                 400,000 (a)               2,750,000
                                     Gilat Satellite Networks.............                 100,000 (a)               3,689,063
                                     Imaging Technologies.................                 650,000 (a,b)             4,225,000
                                     Intel................................                 100,000                   9,231,250
                                     Larson Davis.........................                 675,000 (a,b)             5,273,437
                                     MRV Communications...................                 325,000 (a)              11,862,500
                                     Nexar Technologies...................                 250,000 (a)               1,312,500
                                     Sheldahl.............................                 585,000 (a,b)            12,577,500
                                     Ultralife Batteries..................                 390,000 (a)               6,971,250
                                                                                                                 _____________
                                                                                                                    59,720,625
                                                                                                                 _____________
      Energy Minerals-3.0%           TransMontaigne Oil...................                 579,000 (a)              10,711,500
                                     U.S. Energy Corporation of Wyoming...                 100,000 (a)               1,250,000
                                                                                                                 _____________
                                                                                                                    11,961,500
                                                                                                                 _____________
      Finance-1.5%                   Hooper Holmes........................                 310,000                   3,778,125
                                     Preferred Employers Holdings.........                 237,400 (a,b)             2,374,000
                                                                                                                 _____________
                                                                                                                     6,152,125
                                                                                                                 _____________
      Health Services-8.7%           Complete Management..................                 960,000 (a,b)            18,180,000
                                     Comprehensive Care...................                 132,560 (a)               1,458,160
                                     Core.................................                 250,000 (a)               2,750,000
                                     HemaCare.............................                 600,000 (a,b)               600,000
                                     Northstar Health Services............                 460,000 (a,b)             1,150,000
                                     OMEGA Health Systems.................                 360,000 (a)               3,105,000
                                     OnGard Systems.......................                 570,000 (a,b)               356,250
                                     OncorMed.............................                 770,000 (a,b)             5,775,000
                                     Pace Health Management Systems.......                 200,000 (a)                 350,000
                                     Patient Infosystems..................                 370,000 (a)               1,572,500
                                                                                                                 _____________
                                                                                                                    35,296,910
                                                                                                                 _____________

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1997
Common Stocks (continued)                                                                 Shares             Value
                                                                                     _____________      _____________
      Health Technology- 23.2%       Atlantic Pharmaceuticals                               30,000 (a)         $       240,000
                                     Atlantic Pharmaceuticals.............                 110,000 (a,c)               748,000
                                     Bentley Pharmaceuticals..............                 150,000 (a)                 450,000
                                     Biovail..............................                 295,000 (a)               8,573,437
                                     Boston Life Sciences.................                 200,000 (a)               1,437,500
                                     Cytogen..............................                     983 (a)                   3,871
                                     Fuisz Technologies...................                 960,000 (a)              13,560,000
                                     Hemispherx BioPharmaceutical.........                 600,000 (a)               2,775,000
                                     Interneuron Pharmaceuticals..........                 540,000 (a)               6,480,000
                                     MacroChem/Delaware...................                 875,000 (a,b)             7,656,250
                                     Microvision..........................                 185,000 (a)               2,613,125
                                     Microvision (Warrants)...............                 105,000 (a)                 682,500
                                     Mylan Labs...........................                 850,000                  19,071,875
                                     NeoPharm.............................                 440,000 (a,b)             2,200,000
                                     NeoPharm (Warrants)..................                  55,000 (a)                 103,125
                                     ONCOR................................               2,430,000 (a,b)            12,150,000
                                     Pacific Pharmaceuticals..............                 400,000 (a)                 725,000
                                     ProxyMed.............................                  56,200 (a)                 590,100
                                     Sepracor.............................                 200,000 (a)               6,575,000
                                     Transcend Therapeutics...............                 300,000 (a,b)             2,550,000
                                     VIMRx Pharmaceuticals................              1,900,000 (a)                4,928,125
                                                                                                                 _____________
                                                                                                                    94,112,908
                                                                                                                 _____________
      Industrial Services-1.5%A.C.S. Electronics Limited                                   125,000 (a)                 890,625
                                     Commodore Applied Technologies.......                 935,000 (a)               5,142,500
                                                                                                                 _____________
                                                                                                                     6,033,125
                                                                                                                 _____________
      Oil & Gas Producers-1.8%       Nuevo Energy.........................                 150,000 (a)               7,181,250
                                                                                                                 _____________
      Process Industries-8.8%        Chromatics Color Science.............                 720,000 (a,b)             9,090,000
                                     Conservers Corp. of America..........                 335,000 (a)               2,763,750
                                     Crompton & Knowles...................                 550,000                  14,609,375
                                     Eco Soil Systems.....................                 520,000 (a)               3,510,000
                                     Ocal.................................                  90,000 (a)                 250,312
                                     Stelax Industries....................               1,680,000 (a,b)             2,284,800
                                     TST/Impreso..........................                 250,000 (a)               3,375,000
                                                                                                                 _____________
                                                                                                                    35,883,237
                                                                                                                 _____________
      Technology Services- 16.0%     Crystal Systems Solutions............                 560,000 (a,b)            14,980,000
                                     EA Industries........................                 800,000 (a,b)             6,750,000
                                     ImNET Systems........................                 150,000 (a)               4,031,250
                                     Image Guided Technologies............                 280,000 (a,b)             1,225,000
                                     Level 8 Systems......................                 335,000 (a)               7,705,000
                                     McAfee Associates....................                 200,000 (a)              10,600,000
                                     Newcom...............................                 350,000 (a)               5,206,250
                                     Newcom (Warrants)....................                 100,000 (a)                 450,000

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                SEPTEMBER 30, 1997
Common Stocks (continued)                                                                 Shares             Value
                                                                                     _____________      _____________
    Technology Services (continued)  Smallworldwide, A.D.S                                 310,000 (a,b)        $    6,355,000
                                     Triteal..............................                 900,000 (a,b)             7,537,500
                                                                                                                 _____________
                                                                                                                    64,840,000
                                                                                                                 _____________
      Utilities-.8%                  Amnex................................                 800,000 (a)               1,850,000
                                     Intellicell..........................                 205,000 (a)               1,537,500
                                                                                                                 _____________
                                                                                                                     3,387,500
                                                                                                                 _____________
      Foreign-7.5%                   Image Processing Systems.............                 850,000 (a)               1,384,565
                                     Teva Pharmaceutical Industries, A.D.R                 520,000                  28,990,000
                                                                                                                 _____________
                                                                                                                    30,374,565
                                                                                                                 _____________
                                     TOTAL COMMON STOCKS
                                       (cost $350,201,145)................                                        $412,359,084
                                                                                                                 =============
Convertible Preferred Stocks-.0%
      Health Technology;        Fresenius Medical, Cl. D
                                       (cost $27,904).....................                 149,700 (a)$                  8,233
                                                                                                                 =============
                                                                                        Principal
Short-Term Investments-3.1%                                                               Amount
                                                                                     _____________
      U.S. Treasury Bills:           4.88%, 11/28/97......................          $    2,946,000              $    2,922,609
                                     4.86%, 12/11/97......................               1,002,000                     992,321
                                     4.90%, 12/26/97......................               8,779,000                   8,675,671
                                                                                                                 _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $12,591,268).................                                       $  12,590,601
                                                                                                                 =============
TOTAL INVESTMENTS (cost $362,820,317).....................................                  104.7%                $424,957,918
                                                                                           =======              ==============
LIABILITIES, LESS CASH AND RECEIVABLES....................................                   (4.7%)             $ (19,065,007)
                                                                                           =======              ==============
NET ASSETS................................................................                  100.0%                $405,892,911
                                                                                           =======              ==============
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $128,452,874)-see Note
   1(d).
    (c)  Security restricted as to public resale. Investment in restricted security, with an aggregate value of $748,000, represents approximately
   .18% of net assets;

                                                           Acquisition    Purchase      Percentage of
Issuer                                                       Date           Price        Net Assets        Valuation*
______                                                    __________      __________   _______________    ________________
Atlantic Pharmaceuticals......................              8/16/96         $6.115          .18%              85%
                                                                                                        of market value
*  The valuation of this security has been determined in good faith under the direction of the Board of Directors.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                        SEPTEMBER 30, 1997
                                                                                                Cost              Value
                                                                                           ______________      ____________
ASSETS:                          Investments in securities-See Statement of Investments      $362,820,317      $424,957,918
                                 Cash.......................................                                      1,554,558
                                 Dividends receivable.......................                                         34,000
                                 Receivable for investment securities sold..                                         17,187
                                 Receivable for shares of Common Stock subscribed                                     5,000
                                 Prepaid expenses and other assets..........                                         22,727
                                                                                                              _____________
                                                                                                                426,591,390
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      261,901
                                 Due to Distributor.........................                                         85,417
                                 Payable for investment securities purchased                                     11,059,667
                                 Payable for shares of Common Stock redeemed                                      9,083,383
                                 Loan commitment fees payable-Note 2........                                         14,375
                                 Accrued expenses and other liabilities.....                                        193,736
                                                                                                              _____________
                                                                                                                 20,698,479
                                                                                                              _____________
NET ASSETS..................................................................                                   $405,892,911
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                   $353,708,577
                                 Accumulated investment (loss)..............                                     (6,087,354)
                                 Accumulated net realized gain (loss) on investments                             (3,865,913)
                                 Accumulated net unrealized appreciation (depreciation)
                                         on investments-Note 4.......................                            62,137,601
                                                                                                              _____________
NET ASSETS..................................................................                                   $405,892,911
                                                                                                              =============
                                                                           NET ASSET VALUE PER SHARE
                                                         __________________________________________________________
                                                            Class A          Class B           Class C           Class R
                                                        ______________    ______________    _____________     _____________
Net Assets.................................               $405,599,438          $276,144           $1,973           $15,356
Shares Outstanding.........................                 25,438,997            17,549           125.20            958.45
NET ASSET VALUE PER SHARE..................                     $15.94            $15.74           $15.76            $16.02
                                                               =======          =======           =======           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS                                                                     YEAR ENDED SEPTEMBER 30, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $41,286 foreign taxes
                                     withheld at source)....................                  $     798,236
                                 Interest...................................                        145,748
                                                                                               ____________
                                       Total Income.........................                                     $     943,984
EXPENSES:                        Management fee-Note 3(a)...................                      3,168,792
                                 Interest expense-Note 2....................                      1,924,010
                                 Shareholder servicing costs-Note 3(c)......                      1,555,587
                                 Professional fees..........................                        104,617
                                 Directors' fees and expenses-Note 3(d).....                         67,289
                                 Loan commitment fees-Note 2................                         58,000
                                 Prospectus and shareholders' reports.......                         53,432
                                 Custodian fees-Note 3(c)...................                         51,291
                                 Distribution fees-Note 3(b)................                          2,108
                                 Miscellaneous..............................                         46,212
                                                                                               ____________
                                       Total Expenses.......................                                         7,031,338
                                                                                                                  ____________
INVESTMENT (LOSS)...........................................................                                        (6,087,354)
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Unaffiliated issuers...................                    $12,276,832
                                     Affiliated issuers.....................                     (6,723,337)         5,553,495
                                                                                               ____________
                                 Net unrealized appreciation (depreciation)
on investments:
                                     Unaffiliated issuers...................                     19,724,215
                                     Affiliated issuers.....................                      7,264,675         26,988,890
                                                                                         ____________  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        32,542,385
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $26,455,031
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended          Year Ended
                                                                                 September 30, 1997         September 30, 1996
                                                                                __________________    __________________
OPERATIONS:
  Investment (loss)...................................................          $    (6,087,354)         $    (3,488,652)
  Net realized gain (loss) on investments.............................                5,553,495               (9,627,390)
  Net unrealized appreciation (depreciation) on investments...........               26,988,890               10,612,018
                                                                                 ______________           ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations.               26,455,031               (2,504,024)
                                                                                 ______________           ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares....................................................                 ----                   (9,496,919)
  Net realized gain on investments:
    Class A shares....................................................                 ----                  (38,124,274)
                                                                                 ______________           ______________
      Total Dividends.................................................                 ----                  (47,621,193)
                                                                                 ______________           ______________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares....................................................              261,013,384              119,742,311
    Class B shares....................................................                  160,108                   13,886
    Class C shares....................................................                   55,481                    2,731
    Class R shares....................................................                    8,115                    5,239
  Dividends reinvested:
    Class A shares....................................................                 ----                   42,442,019
  Cost of shares redeemed:
    Class A shares....................................................             (392,860,490)            (203,500,906)
    Class B shares....................................................                 (257,314)                ----
    Class C shares....................................................                  (70,507)                ----
    Class R shares....................................................                  (14,074)                ----
  Net assets received in connection with reorganization-Note 1........               30,745,645                 ----
                                                                                 ______________           ______________
      Increase (Decrease) in Net Assets from Capital Stock Transactions            (101,219,652)             (41,294,720)
                                                                                 ______________           ______________
        Total Increase (Decrease) in Net Assets.......................              (74,764,621)             (91,419,937)
NET ASSETS:
  Beginning of Period.................................................              480,657,532              572,077,469
                                                                                 ______________           ______________
  End of Period.......................................................            $ 405,892,911            $ 480,657,532
                                                                                 ==============           ==============
Investment (loss).....................................................          $    (6,087,354)                ----
                                                                                 ______________           ______________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 Shares
                                                                                ______________________________________
                                                                                     Year Ended          Year Ended
                                                                                 September 30, 1997   September 30, 1996
                                                                                 __________________   __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.......................................................                   17,802,990         7,915,922
    Shares issued in connection with reorganization-Note 1............                    2,158,851          ---
    Shares issued for dividends reinvested............................                       ---            2,844,638
    Shares redeemed...................................................                  (26,966,317)      (13,395,848)
                                                                                        ___________       ___________
                                 Net Increase (Decrease) in Shares Outstanding           (7,004,476)       (2,635,288)
                                                                                        ===========       ===========
    Class B*
    _______
    Shares sold.......................................................                       11,338               858
    Shares issued in connection with reorganization-Note 1............                       24,105           ---
    Shares redeemed...................................................                      (18,752)          ---
                                                                                        ___________       ___________
                                 Net Increase (Decrease) in Shares Outstanding               16,691               858
                                                                                        ===========       ===========
    Class C*
    _______
    Shares sold.......................................................                        3,536                98
    Shares issued in connection with reorganization-Note 1............                        1,501          ---
    Shares redeemed...................................................                       (5,010)         ---
                                                                                        ___________       ___________
                                 Net Increase (Decrease) in Shares Outstanding                   27                98
                                                                                        ===========       ===========
    Class R*
    ----
    Shares sold.......................................................                          569               350
    Shares issued in connection with reorganization-Note 1............                          975          ---
    Shares redeemed...................................................                         (936)         ---
                                                                                        ___________       ___________
                                 Net Increase (Decrease) in Shares Outstanding                  608               350
                                                                                        ===========       ===========
*  From January 3, 1996 (commencement of initial offering) to September 30,
1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                       Class A
                                                               ______________________________________________________
                                                                               Year Ended September 30,
                                                               ______________________________________________________
PER SHARE DATA:                                                 1997        1996        1995        1994         1993
                                                               ______      ______     ______       ______       ______
    Net asset value, beginning of period.........              $14.81      $16.31     $15.35       $18.53       $18.11
                                                               ______    ______        ______    ______        ______
    Investment Operations:
    Investment income (loss)-net.................                (.33)       (.12)       .40          .40          .21
    Net realized and unrealized gain (loss)
      on investments.............................                1.46         .01       1.23         (.56)        1.82
                                                               ______    ______        ______    ______        ______
    Total from Investment Operations.............                1.13        (.11)      1.63         (.16)        2.03
                                                               ______    ______        ______    ______        ______
    Distributions:
    Dividends from investment income-net.........                  .-        (.28)      (.44)        (.80)        (.24)
    Dividends from net realized gain on investments                .-       (1.11)      (.23)       (2.22)       (1.37)
                                                               ______    ______        ______    ______        ______
    Total Distributions..........................                  .-       (1.39)      (.67)       (3.02)       (1.61)
                                                               ______    ______        ______    ______        ______
    Net asset value, end of period...............              $15.94      $14.81     $16.31       $15.35       $18.53
                                                               ======      ======     ======       ======       ======
TOTAL INVESTMENT RETURN (1)......................                7.63%       (.71%)    11.21%       (1.50%)      12.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets            1.20%       1.11%      1.03%        1.03%        1.02%
    Ratio of interest expense, loan commitment fees and
      dividends on securities sold short to average net assets    .47%        .39%       .08%         .09%         .04%
    Ratio of net investment income (loss)
      to average net assets......................               (1.44%)      (.66%)     2.55%        2.10%        1.24%
    Portfolio Turnover Rate......................               76.28%     131.43%    298.60%      158.05%      102.23%
    Average commission rate paid (2).............              $.0531      $.0961         .-           .-           .-
    Net Assets, end of period (000's Omitted)....            $405,599  $480,638     $572,077     $570,360     $596,369
(1)    Exclusive of sales load.
(2)    For fiscal years beginning October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                      Class B
                                                                                            __________________________
                                                                                              Year Ended September 30,
                                                                                            __________________________
PER SHARE DATA:                                                                                 1997          1996(1)
                                                                                              ______          ______
    Net asset value, beginning of period....................................                  $14.73          $14.84
                                                                                              ______          ______
    Investment Operations:
    Investment (loss).......................................................                    (.22)           (.10)
    Net realized and unrealized gain (loss)
      on investments........................................................                    1.23            (.01)
                                                                                              ______          ______
    Total from Investment Operations........................................                    1.01            (.11)
                                                                                              ______          ______
    Net asset value, end of period..........................................                  $15.74          $14.73
                                                                                              ======          ======
TOTAL INVESTMENT RETURN(2)..................................................                    6.86%           (.74%)(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................                    1.95%           1.47%(3)
    Ratio of interest expense and loan commitment
      fees to average net assets............................................                     .43%            .49%(3)
    Ratio of investment (loss)
      to average net assets.................................................                   (2.22%)         (1.40%)(3)
    Portfolio Turnover Rate.................................................                   76.28%         131.43%
    Average commission rate paid (4)........................................                  $.0531          $.0961
    Net Assets, end of period (000's Omitted)...............................                    $276             $13
(1)    From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.
DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                      Class C
                                                                                            __________________________
                                                                                              Year Ended September 30,
                                                                                            __________________________
PER SHARE DATA:                                                                                 1997            1996(1)
                                                                                              ______          ______
    Net asset value, beginning of period....................................                  $14.83          $14.84
                                                                                              ______          ______
    Investment Operations:
    Investment (loss).......................................................                    (.37)(2)        (.24)(2)
    Net realized and unrealized gain (loss)
      on investments........................................................                    1.30             .23
                                                                                              ______          ______
    Total from Investment Operations........................................                     .93            (.01)
                                                                                              ______          ______
    Net asset value, end of period..........................................                  $15.76          $14.83
                                                                                              ======          ======
TOTAL INVESTMENT RETURN(3)..................................................                    6.27%           (.07%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................                    1.99%           1.42%(4)
    Ratio of interest expense and loan commitment
      fees to average net assets............................................                     .53%            .47%(4)
    Ratio of investment (loss)
      to average net assets.................................................                   (2.37%)         (1.32%)(4)
    Portfolio Turnover Rate.................................................                   76.28%         131.43%
    Average commission rate paid (5)........................................                  $.0531          $.0961
    Net Assets, end of period (000's Omitted)...............................                      $2              $1
(1)    From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2)    Based on average shares outstanding at each month end.
(3)    Exclusive of sales load.
(4)    Not annualized.
(5)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                      Class R
                                                                                            __________________________
                                                                                              Year Ended September 30,
                                                                                            __________________________
PER SHARE DATA:                                                                                 1997            1996(1)
                                                                                              ______          ______
    Net asset value, beginning of period....................................                  $14.84          $14.84
                                                                                              ______          ______
    Investment Operations:
    Investment (loss).......................................................                    (.10)           (.02)
    Net realized and unrealized gain (loss)
      on investments........................................................                    1.28             .02
                                                                                              ______          ______
    Total from Investment Operations........................................                    1.18             .-
                                                                                              ______          ______
    Net asset value, end of period..........................................                  $16.02          $14.84
                                                                                              ======          ======
TOTAL INVESTMENT RETURN.....................................................                    7.95%             .-
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................                     .76%            .73%(2)
    Ratio of interest expense and loan commitment
      fees to average net assets............................................                     .30%            .35%(2)
    Ratio of investment (loss)
      to average net assets.................................................                    (.90%)          (.56%)(2)
    Portfolio Turnover Rate.................................................                   76.28%         131.43%
    Average commission rate paid (3)........................................                  $.0531          $.0961
    Net Assets, end of period (000's Omitted)...............................                     $15              $5
(1)    From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Aggressive Growth Fund (the "Fund") is a series of
Dreyfus Premier Equity Funds, Inc.,
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    On March 10, 1997, the Company's Directors approved, effective March 31, 1997, a change of the Company's name from Premier Equity Funds, Inc. to Dreyfus Premier Equity Funds, Inc. and a change of the Fund's name from Premier Aggressive Growth Fund to Dreyfus Premier Aggressive Growth Fund.
    On September 9, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Strategic Growth Fund to the Fund, in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by Premier Strategic Growth Fund shareholders on December 16, 1996, and became effective after the close of business on December 27, 1996, at which time the Fund issued 2,158,851 Class
A shares valued at $14.07 per share, 24,105 Class B shares valued at $13.97 per share, 1,501 Class C shares valued at $14.03 per share and 975 Class R shares valued at $14.12 per share to the respective Class A, Class B, Class C and Class R shareholders of Premier Strategic Growth Fund.
    With respect to Premier Strategic Growth Fund, 1,031,060 Class A shares valued at $29.46 per share, 11,517 Class B shares valued at $29.24 per share, 720 Class C shares valued at $29.24 per share and 467 Class R shares valued at $29.51 per share representing combined net assets of $30,745,645
(including $9,350,340 net unrealized depreciation on investments), were exchanged for the respective Class A, Class B, Class C and Class R shares of the Fund.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $1.00 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended September 30, 1997.

                                                                Shares
                                   __________________________________________________________
                                   Beginning       Purchases/      Sales/         End of         Dividend        Market Value
Name of issuer                     of Period       Increases      Decreases       Period          Income           9/30/97
_____________                     ___________     ___________  ____________    ______________   _____________  _______________
Advanced Photonix, Cl. A......      515,000         460,000          ---          975,000            ---          $  1,828,125
Amnex*........................      800,000         590,000        590,000        800,000            ---             1,850,000
Chromatics Color Science......      155,000         565,000          ---          720,000            ---             9,090,000
Cinar Films, Cl. B*...........      508,181          76,819        185,000        400,000            ---            15,250,000
Complete Management...........      450,000         510,000          ---          960,000            ---            18,180,000
Correctional Services Corp....      275,000           ---          275,000         ---               ---                ---
Crystal Systems Solutions.....        ---           650,000         90,000        560,000            ---            14,980,000
EA Industries.................        ---           800,000          ---          800,000            ---             6,750,000
Four Media....................        ---           630,000         25,000        605,000            ---             4,840,000
Fuisz Technologies*...........    1,260,000         270,000        570,000        960,000            ---            13,560,000
HemaCare......................        ---           600,000          ---          600,000            ---               600,000
Image Guided Technologies.....        ---           280,000          ---          280,000            ---             1,225,000
Imaging Technologies..........        ---           650,000          ---          650,000            ---             4,225,000
Larson Davis..................        ---           675,000          ---          675,000            ---             5,273,437
Level 8 Systems*..............        ---           335,000          ---          335,000            ---             7,705,000
MacroChem/Delaware............      662,500         212,500          ---          875,000            ---             7,656,250
Mercury Interactive...........      795,000         110,000        905,000         ---               ---                ---
Motorcar Parts & Accessories..      250,000         100,000        350,000         ---               ---                ---
NeoPharm......................      200,000         290,000        50,000         440,000            ---             2,200,000
Northstar Health Services.....      235,000         225,000         ---           460,000           ---              1,150,000
OMEGA Health Systems*.........      269,500          90,500         ---           360,000           ---              3,105,000
ONCOR.........................      800,000       1,630,000         ---         2,430,000           ---             12,150,000
OnGard Systems................      280,000         290,000         ---           570,000           ---                356,250
OncorMed......................      364,000         406,000         ---           770,000           ---              5,775,000
Personal Computer Products....      975,000       1,631,000      2,606,000          ---             ---                 ---

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                Shares
                                   __________________________________________________________
                                   Beginning       Purchases/      Sales/         End of         Dividend        Market Value
Name of issuer                     of Period       Increases      Decreases       Period          Income           9/30/97
_____________                     ___________     ___________  ____________    ______________   _____________  _______________
Preferred Employers Holdings..       ---            237,400          ---          237,400           ---           $  2,374,000
Sheldahl......................       ---            585,000          ---          585,000           ---             12,577,500
Transcend Therapeutics........       ---            300,000          ---          300,000           ---              2,550,000
Stelax Industries.............       ---          1,680,000          ---        1,680,000           ---              2,284,800
Smallworldwide, A.D.S.........       ---            330,000         20,000        310,000           ---              6,355,000
Triteal.......................      350,000         550,000          ---          900,000           ---              7,537,500
Ultrafem......................      110,000         590,000          ---          700,000           ---              6,212,500
Vista 2000....................      550,000         240,000        790,000          ---             ---                  ---
* No longer an affiliated issuer at September 30, 1997.

    (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $3,603,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINES OF CREDIT:
    The Fund may borrow up to $76 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the unused portion of the first $46 million on the line of credit utilized for leveraging. At September 30, 1997, there were no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both agreements during the period ended September 30, 1997 was approximately $29,705,000, with a related weighted average annualized interest rate of 6.48%. The maximum amount borrowed at any time during the period ended September 30, 1997, was $62,600,000.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 11\2% of the average value of Class A net
Q
assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended September 30, 1997.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $27,347 during the period ended September 30, 1997 from commissions earned on sales of Fund shares.
    (b) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended September 30, 1997, $1,876 was charged to the Fund for the Class B shares and $232 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, for the provision of certain services to Class A, Class B and Class C shareholders, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1997, Class A, Class B and Class C shares were charged $1,055,538, $626 and $77, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $348,411 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended September 30, 1997, the Fund was charged $51,291 pursuant to the custody agreement.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997, amounted to $342,508,618 and $526,436,875, respectively.
    At September 30, 1997, accumulated net unrealized appreciation on investments was $62,137,601, consisting of $104,728,758 gross unrealized appreciation and $42,591,157 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER AGGRESSIVE GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Premier Aggressive Growth Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Aggressive Growth Fund (one of the Funds constituting Dreyfus Premier Equity Funds, Inc.), as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Aggressive Growth Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
November 13, 1997


DREYFUS PREMIER AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            009AR979
Annual Report
Dreyfus Premier
Aggressive
Growth Fund
September 30, 1997
Registration Mark


DREYFUS PREMIER GROWTH AND INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure for me to introduce the new manager of Dreyfus Premier Growth and Income Fund, Douglas D. Ramos, who took over the Fund's management in July. As he explains in the following letter, Doug has begun making some adjustments to the Fund's investments.
    Before coming to Dreyfus, Doug served 12 years at Loomis, Sayles & Co. in Pasadena, where he managed $1.9 billion in equity assets, including the equity portions of balanced funds, and set allocation policy for one of their major funds. Earlier Doug was a portfolio manager and analyst at Lloyd's Bank. He began his career with Manufacturers Hanover Trust as an analyst, after graduating from the University of Rhode Island. He is a Chartered Financial Analyst (CFA) and a Chartered Investment Counselor (CIC).
    At Dreyfus, Doug Ramos has been named a senior vice president, senior equity portfolio manager and head of Growth and Income equities.
    We have great confidence in Doug's ability to pursue rewarding returns for your investment in Dreyfus Premier Growth and Income Fund.
                              Sincerely,

                      [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer



DREYFUS PREMIER GROWTH AND INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    This is my first letter to you as manager of the Dreyfus Premier Growth and Income Fund. As mentioned in the introductory letter from Stephen Canter, I assumed management of the Fund in mid-July. It is a pleasure to report that the Fund's total return is now solidly in positive territory. We are making some changes in portfolio strategy that are intended to continue the performance improvement in the foreseeable future.
    Total returns for the various share classes during the fiscal year ended September 30, 1997, are shown in the following table:

                                                                                                 Total Return*
                                                                                                 ------------
            Class A shares                                                                           20.90%
            Class B shares                                                                           20.08%
            Class C shares                                                                           19.89%
            Class R shares                                                                           22.25%

    During this time, the Standard & Poor's 500 Composite Stock Price Index produced a total return of 40.43%.**
Economic Review
    A major surprise this year has been that the rate of inflation has continued to moderate. This has occurred despite a tightening labor market and consecutive quarters of strong economic growth. Moveover, overall corporate profits have continued to surprise on the up side. Slowing inflation has kept short-term interest rates steady and it has pulled long-term interest rates lower in recent months. Although the Federal Reserve Board ("the Fed") has held a bias toward tightening for more than a year, slowing inflation has kept the Fed in a "wait and see" mode since it last raised short-term rates in March.
    Virtually all measures of price inflation-consumer prices, producer prices and industrial commodity prices-have been subdued this year. Factors suppressing inflation have been the strong dollar that has reduced prices in import-competing industries, lower oil prices and economic problems overseas. Additionally, the down trend in health care inflation has continued to help pull core inflation lower. Yet the labor market remains quite tight: the unemployment rate has held below 5% since the spring, and wage inflation in some sectors has been steadily accelerating.
    The economy has grown by a nearly 4% rate since the summer of 1996. Consumer spending has been strong, fueled by rising real incomes and reduced job insecurity. A broad-based rebound in capital spending has developed this year following a brief slowdown over the winter. Exports have been rising at double-digit rates. Even housing activity has remained at high levels, although this sector has not shown further strengthening. The strength in domestic demand has fueled rapid import growth that, in turn, should help mitigate some of the economic weakness overseas. Corporate profits have continued to trend higher in this setting.
    In effect, lower inflation with no change in the Federal Funds rate policy implies a higher real Fed Funds rate, after adjusting for price changes. That acts as a light brake on inflation. Whether stronger brake pressure will be required is not yet determined by the monetary authorities. Market Overview
    Through thick and thin, the equity markets continued advancing for the 12-month period that ended September 30. The upward path was not a straight line. There was a major interruption in March, when the Federal Reserve raised short-

term interest rates as a precautionary step. Another retreat occurred in August, when a few corporations signaled disappointing profits and fears of inflation were briefly renewed. On balance, however, the fiscal year ended with stock price barometers considerably higher than a year earlier.
    Without counting income, the Dow Jones Industrial Average gained 35.1% for the year ended September 30, the Standard & Poor's 500 rose 37.8%, the Nasdaq Composite 37.4% and the Russell 2000 index of small cap stocks advanced by 31.42%.
    Early in the 12-month period, the large capitalization stocks led the parade. However, as the months went by and stocks continued climbing, investors began to question the high price/earnings multiples of many of the largest corporations. During the summer, small cap issues-long out of favor-started to pick up strength. As the autumn season began, small caps were the stocks of choice for many investors.
    The economic background for the equity markets remained favorable for virtually the entire period under review. Many commentators described it as a "Goldilocks economy"-not too hot and not too cold. Even corporate profits, in spite of the extremely competitive environment, were on balance a plus factor.
    To be sure, volatility was an outstanding characteristic of the markets during this period. Swings of 1% or more in major stock averages during a single day were not uncommon. However, on balance, upside volatility prevailed over downside volatility during the year.
    One factor in the equation was the new tax law passed by Congress during the summer, which cut capital gains taxes for assets held more than 18 months. This may have contributed to some selling in August and September. Yet, as the market averages show, there apparently was enough strength in the market to more than offset the selling.
    At today's high price levels, unexpected developments can bring sharp reactions. For the future, much depends on whether the economy can maintain its "Goldilocks" condition, and not bring on another dose of anti-inflation actions from the monetary authorities.
Portfolio Focus
    In recent months, we have been shifting the portfolio strategy to emphasize a disciplined low P/E approach to common stock investments. We consider this to be a more conservative posture for the current volatile market environment. During August and September, the first two full months in which the new emphasis was in place, the Fund's portfolio outperformed both the Standard & Poor's 500 Stock Index and the average for the Growth and Income Fund category in the fund rankings published by Lipper Analytical Services, Inc.
    The make-up of the portfolio as of September 30, 1997 showed a number of significant changes compared to holdings six months ago at the time of the last semi-annual report, March 31, 1997. For example, we reduced holdings in health care and transportation. At the same time, we increased the percentage of the portfolio in financials and technology. Overall, there has been more emphasis on value stocks and less on issues held primarily for income.
    During the past year, holdings that detracted from total performance included the French company, Groupe AB, A.D.S.; Viatel; Mesa Air Group and Micron Technology. Issues that strengthened performance included Corporate Express, Santa Fe International, Louisiana Land Exploration, Westinghouse Electric and Pennzoil.

    The equity market at this writing does not appear to be cheap on a fundamental basis. However, good value can still be found issue-by-issue. Stock selection is the key-a process that will continue to have our full attention in the months to come.
                              Sincerely,

                          [Douglas D. Ramos signature logo]

                              Douglas D. Ramos
                              Portfolio Manager
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

DREYFUS PREMIER GROWTH AND INCOME FUND                                                           SEPTEMBER 30, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER GROWTH
AND INCOME FUND
CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES
  AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:

$18,139
Dreyfus Premier Growth
and Income Fund
(Class R Shares)
Dollars
$17,657
Dreyfus Premier Growth
and Income Fund
(Class C Shares)
$17,270
Dreyfus Premier Growth
and Income Fund
(Class B Shares)
$16,895
Dreyfus Premier Growth
and Income Fund
(Class A Shares)
$15,937
Standard & Poor's 500
Composite Stock
Price Index*
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns
                        Class A Shares                                              Class B Shares
------------------------------------------------------------        ------------------------------------------------------------
                                                                                                            % Return Reflecting
                                              % Return                                                     Applicable Contingent
                                             Reflecting                                   % Return             Deferred Sales
                       % Return Without    Maximum Initial                               Assuming No             Charge Upon
Period Ended 9/30/97     Sales Charge    Sales Charge (5.75%)  Period Ended 9/30/97       Redemption            Redemption*
--------------------   ----------------  --------------------  --------------------      -------------     --------------------
1 Year                        20.90%          13.98%           1 Year                       20.08%                16.08%
From Inception (12/29/95)     39.31           34.71            From Inception (12/29/95)    38.19                 36.40
                        Class C Shares                                              Class R Shares
------------------------------------------------------------        ------------------------------------------------------------
                                        % Return Reflecting
                                        Applicable Contingent
                          % Return         Deferred Sales
                         Assuming No        Charge Upon
Period Ended 9/30/97      Redemption         Redemption**       Period Ended 9/30/97
-------------------     ---------------    ----------------     -------------------
1 Year                        19.89%          18.89%           1 Year                      22.25%
From Inception (12/29/95)     38.13           38.13            From Inception (12/29/95)   40.26

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Growth and Income Fund on 12/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS                                                                          SEPTEMBER 30, 1997
Common Stocks-95.4%                                                                                   Shares          Value
                                                                                                      -------         -------
     Consumer Durables-2.3%          Leggett & Platt.............................                    59,000     $    2,629,188
                                                                                                                       -------
     Consumer Non Durables-5.5%      Kimberly-Clark..............................                    41,000          2,006,438
                                     Philip Morris Cos...........................                    47,000 (a)      1,953,437
                                     Warnaco Group, Cl. A........................                    79,000          2,508,250
                                                                                                                       -------
                                                                                                                     6,468,125
                                                                                                                       -------
     Consumer Services-3.9%          Carnival, Cl. A.............................                    53,000          2,451,250
                                     Groupe AB, A.D.S............................                   125,000 (a)      1,046,875
                                     Tele-Communications International, Cl. A ...                    65,000 (a)      1,064,375
                                                                                                                       -------
                                                                                                                     4,562,500
                                                                                                                       -------
     Electronic Technology-14.9%     Adaptec.....................................                    20,000 (a)        935,000
                                     Boeing......................................                    47,000          2,558,562
                                     EMC.........................................                    31,000 (a)      1,809,625
                                     General Motors, Cl. H.......................                    30,000          1,989,375
                                     Intel.......................................                    23,000          2,123,187
                                     Lockheed Martin.............................                    25,000          2,665,625
                                     Micron Technology...........................                    58,000          2,011,875
                                     3COM........................................                    25,000          1,281,250
                                     United Technologies.........................                    26,000          2,106,000
                                                                                                                       -------
                                                                                                                    17,480,499
                                                                                                                       -------
     Energy Minerals-6.7%            Exxon.......................................                    30,000 (a)      1,921,875
                                     Pennzoil....................................                    30,000 (a)      2,390,625
                                     Santa Fe International......................                    75,800 (a)      3,524,700
                                                                                                                       -------
                                                                                                                     7,837,200
                                                                                                                       -------
     Finance-19.9%                   BankBoston..................................                    30,000          2,653,125
                                     Chase Manhattan.............................                    20,000          2,360,000
                                     Equity Office Properties Trust..............                    43,400          1,472,888
                                     Fannie Mae..................................                    40,000          1,880,000
                                     First Union.................................                    35,500          1,777,219
                                     Fleet Financial Group.......................                    39,000          2,556,937
                                     Freddie Mac.................................                    52,000          1,833,000
                                     Money Store.................................                    50,000          1,425,000
                                     Rouse.......................................                    75,000          2,325,000
                                     Standard & Poor's Depositary Receipts.......                    32,500          3,071,250
                                     Standard & Poor's MidCap Depositary Receipts                    30,000          1,935,000
                                                                                                                       -------
                                                                                                                    23,289,419
                                                                                                                       -------
     Health Services-4.6%            Beverly Enterprises.........................                   104,100 (a)      1,808,738
                                     IDX Systems.................................                    45,000 (a)      1,555,313
                                     PacifiCare Health Systems, Cl. B............                    30,300 (a)      2,064,188
                                                                                                                       -------
                                                                                                                     5,428,239
                                                                                                                       -------
     Health Technology-2.0%          Biogen......................................                    72,000 (a)      2,335,500
                                                                                                                       -------
     Non-Energy Minerals-4.1%        Edperbrascan, Cl. A.........................                   112,500          1,954,687
                                     Georgia-Pacific.............................                    15,000 (a)      1,565,625
                                     ISPAT International.........................                    45,700          1,308,162
                                                                                                                       -------
                                                                                                                     4,828,474
                                                                                                                       -------


DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                SEPTEMBER 30, 1997
Common Stocks (continued)                                                                           Shares             Value
                                                                                                    -------            -------

     Process Industries-8.1%         Archer-Daniels-Midland......................                   105,000     $    2,513,437
                                     duPont (E.I.) de Nemours....................                    31,000          1,908,437
                                     Great Lakes Chemical........................                    49,000          2,416,312
                                     Westinghouse Electric.......................                   100,000          2,706,250
                                                                                                                       -------
                                                                                                                     9,544,436
                                                                                                                       -------
     Producer Manufacturing-12.1%    AlliedSignal................................                    60,000          2,550,000
                                     Armstrong World Industries..................                    36,000          2,414,250
                                     Corporate Express...........................                    50,000 (a)      1,056,250
                                     Ingersoll-Rand..............................                    37,500          1,614,844
                                     Masco.......................................                     3,100            142,019
                                     Thermo Electron.............................                    50,000          2,000,000
                                     Tyco International..........................                    27,000          2,215,688
                                     Xerox.......................................                    26,000          2,188,875
                                                                                                                       -------
                                                                                                                    14,181,926
                                                                                                                       -------
     Retail Trade-2.1%               General Nutrition...........................                    86,000 (a)      2,504,750
                                                                                                                       -------
     Transportation-.3%              Hertz, Cl. A................................                     9,400            354,263
                                                                                                                       -------
     Utilities-8.9%                  Duke Energy.................................                    60,000          2,966,250
                                     GTE.........................................                    60,000          2,722,500
                                     UGI.........................................                   120,000          3,315,000
                                     Viatel......................................                   300,000 (a)      1,387,500
                                                                                                                       -------
                                                                                                                    10,391,250
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $102,767,618).......................                                 $111,835,769
                                                                                                                       =======
                                                                                                   Principal
Convertible Corporate Notes & Bonds-1.3%                                                            Amount
                                                                                                    -------
      Financial:                     Xerox Credit, Sub. Notes,
                                       2.875%, 7/1/2002
                                       (cost $1,500,525).........................            $    1,500,000     $    1,554,375
                                                                                                                       =======
Short-Term Investments-2.1%
     U.S. Treasury Bills:            5.14%, 12/4/1997............................           $       636,000    $       630,454
                                     4.90%, 12/26/1997...........................                 1,792,000          1,770,908
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,402,232).........................                               $    2,401,362
                                                                                                                       =======
TOTAL INVESTMENTS (cost $106,670,375)............................................                     98.8%       $115,791,506
                                                                                                       ====            =======
CASH AND RECEIVABLES (NET).......................................................                      1.2%     $    1,446,797
                                                                                                       ====            =======
NET ASSETS.......................................................................                    100.0%       $117,238,303
                                                                                                       ====            =======
Notes to Statement of Investments:
    (a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                      SEPTEMBER 30, 1997
                                                                                                   Cost             Value
                                                                                                 --------          --------
ASSETS:                          Investments in securities-See Statement of Investments      $106,670,375      $115,791,506
                                 Receivable for investment securities sold.......                                 3,958,635
                                 Receivable for shares of Common Stock subscribed                                   208,959
                                 Dividends and interest receivable...............                                   178,383
                                 Prepaid expenses................................                                    49,916
                                                                                                                   --------
                                                                                                                120,187,399
                                                                                                                   --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates...                                    80,850
                                 Due to Distributor..............................                                    69,348
                                 Cash overdraft due to Custodian.................                                   317,524
                                 Payable for investment securities purchased.....                                 2,405,041
                                 Payable for shares of Common Stock redeemed.....                                    28,840
                                 Accrued expenses................................                                    47,493
                                                                                                                   --------
                                                                                                                  2,949,096
                                                                                                                   --------
NET ASSETS.......................................................................                              $117,238,303
                                                                                                                   ========
REPRESENTED BY:                  Paid-in capital.................................                             $  98,227,899
                                 Accumulated distributions in
                                         excess of investment income-net.........                                   (23,584)
                                 Accumulated net realized gain (loss) on investments                              9,912,857
                                 Accumulated net unrealized appreciation (depreciation)
                                 ....................        on investments-Note 4(b)                             9,121,131
                                                                                                                   --------
NET ASSETS.......................................................................                              $117,238,303
                                                                                                                   ========

                                                    NET ASSET VALUE PER SHARE
                                                --------------------------------
                                                           Class A         Class B            Class C             Class R
                                                           --------        --------           --------            --------
Net Assets.................................               $42,308,895       $69,330,232        $5,340,082          $259,094
Shares Outstanding.........................                 2,020,008         3,324,743           255,913            12,275
NET ASSET VALUE PER SHARE..................                    $20.94            $20.85            $20.87            $21.11
                                                                 ====              ====              ====              ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS                                                                    YEAR ENDED SEPTEMBER 30, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                    $  1,280,775
                                 Cash dividends (net of $8,959 foreign taxes
                                     withheld at source)....................                       1,181,870
                                                                                                     -------
                                       Total Income.........................                                       $  2,462,645
EXPENSES:                        Management fee-Note 3(a)...................                         736,630
                                 Distribution fees-Note 3(b)................                         448,658
                                 Shareholder servicing costs-Note 3(c)......                         371,450
                                 Registration fees..........................                         131,065
                                 Professional fees..........................                          26,815
                                 Custodian fees-Note 3(c)...................                          25,106
                                 Directors' fees and expenses-Note 3(d).....                          24,827
                                 Prospectus and shareholders' reports.......                          10,518
                                 Loan commitment fees-Note 2................                           1,097
                                 Miscellaneous..............................                           5,074
                                                                                                     -------
                                       Total Expenses.......................                       1,781,240
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (104,847)
                                                                                                     -------
                                       Net Expenses.........................                                          1,676,393
                                                                                                                        -------
INVESTMENT INCOME-NET.......................................................                                            786,252
                                                                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions......................                     $12,358,216
                                     Short sale transactions................                          21,992
                                 Net realized gain (loss) on
                                     forward currency exchange contracts....                         (46,904)
                                                                                                     -------
                                       Net Realized Gain (Loss).............                                         12,333,304
                                 Net unrealized appreciation (depreciation) on investments                            6,103,441
                                                                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         18,436,745
                                                                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $19,222,997
                                                                                                                        =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Year Ended          Year Ended
                                                                                September 30, 1997   September 30, 1996*
                                                                                     ----------         -----------
OPERATIONS:
  Investment income-net...............................................         $        786,252    $        185,128
  Net realized gain (loss) on investments.............................               12,333,304           1,566,861
  Net unrealized appreciation (depreciation) on investments...........                6,103,441           3,017,690
                                                                                       --------             -------
        Net Increase (Decrease) in Net Assets Resulting from Operations              19,222,997           4,769,679
                                                                                       --------             -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares....................................................                 (489,113)           (109,766)
    Class B shares....................................................                 (312,112)            (49,896)
    Class C shares....................................................                  (28,180)             (1,244)
    Class R shares....................................................                   (3,378)             (1,275)
  Net realized gain on investments:
    Class A shares....................................................              (1,625,160)             ----
    Class B shares....................................................              (2,153,920)             ----
    Class C shares....................................................                 (196,847)            ----
    Class R shares....................................................                  (11,381)            ----
                                                                                       --------             -------
        Total Dividends...............................................              (4,820,091)            (162,181)
                                                                                       --------             -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares....................................................               20,228,297          34,427,601
    Class B shares....................................................               35,546,757          38,453,822
    Class C shares....................................................                4,748,666           3,604,147
    Class R shares....................................................                  161,295             664,097
  Dividends reinvested:
    Class A shares....................................................                1,937,255             100,028
    Class B shares....................................................                2,129,131              41,499
    Class C shares....................................................                  128,219                 829
    Class R shares....................................................                   14,759               1,275
  Cost of shares redeemed:
    Class A shares....................................................              (15,559,198)         (6,181,710)
    Class B shares....................................................              (14,190,548)         (2,996,279)
    Class C shares....................................................               (2,874,632)         (1,311,627)
    Class R shares....................................................                 (114,833)           (730,951)
                                                                                       --------             -------
        Increase (Decrease) in Net Assets from Capital Stock Transactions            32,155,168          66,072,731
                                                                                       --------             -------
              Total Increase (Decrease) in Net Assets......                          46,558,074          70,680,229
NET ASSETS:
  Beginning of Period.................................................               70,680,229             ----
                                                                                       --------             -------
  End of Period.......................................................            $ 117,238,303      $   70,680,229
                                                                                       ========             =======
Undistributed investment income (distributions in excess of investment income)-net  $   (23,584)       $     22,947
                                                                                       --------             -------
*From December 29, 1995 (commencement of operations) to September 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 Shares
                                                                                --------------------------------------------
                                                                                    Year Ended                 Year Ended
                                                                                September 30, 1997          September 30, 1996*
                                                                              --------------------        ---------------------
CAPITAL SHARE TRANSACTIONS:
    Class A
    ----
    Shares sold.......................................................                     1,096,093           1,979,771
    Shares issued for dividends reinvested............................                       108,196               5,502
    Shares redeemed...................................................                      (828,597)           (340,957)
                                                                                               -----               -----
                                 Net Increase (Decrease) in Shares Outstanding               375,692           1,644,316
                                                                                               =====               =====
    Class B
    ----
    Shares sold.......................................................                     1,921,817           2,212,839
    Shares issued for dividends reinvested............................                       120,246               2,293
    Shares redeemed...................................................                      (760,602)           (171,850)
                                                                                               -----               -----
                                 Net Increase (Decrease) in Shares Outstanding             1,281,461           2,043,282
                                                                                               =====               =====
    Class C
    ----
    Shares sold.......................................................                       256,807             216,822
    Shares issued for dividends reinvested............................                         7,233                  46
    Shares redeemed...................................................                      (151,697)            (73,298)
                                                                                               -----               -----
                                 Net Increase (Decrease) in Shares Outstanding               112,343             143,570
                                                                                               =====               =====
    Class R
    ----
    Shares sold.......................................................                         8,448              49,451
    Shares issued for dividends reinvested............................                           824                  74
    Shares redeemed...................................................                        (6,434)            (40,088)
                                                                                               -----               -----
                                 Net Increase (Decrease) in Shares Outstanding                 2,838               9,437
                                                                                               =====               =====
*  From December 29, 1995 (commencement of operations) to September 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class A                  Class B
                                                                     --------------------------  --------------------------
                                                                      Year Ended September 30,     Year Ended September 30,
                                                                     --------------------------  --------------------------
PER SHARE DATA:                                                          1997         1996(1)      1997             1996(1)
                                                                         ----         ----         ----             ----
    Net asset value, beginning of period..................             $18.45       $12.50       $18.37           $12.50
                                                                         ----         ----         ----             ----
    Investment Operations:
    Investment income-net.................................                .24          .10          .10              .03
    Net realized and unrealized gain (loss)
      on investments......................................               3.39         5.94         3.38             5.87
                                                                         ----         ----         ----             ----
    Total from Investment Operations......................               3.63         6.04         3.48             5.90
                                                                         ----         ----         ----             ----
    Distributions:
    Dividends from investment income-net..................               (.25)        (.09)        (.11)            (.03)
    Dividends from net realized gain on investments.......               (.89)          .-         (.89)              .-
                                                                         ----         ----         ----             ----
    Total Distributions...................................              (1.14)        (.09)       (1.00)            (.03)
                                                                         ----         ----         ----             ----
    Net asset value, end of period........................             $20.94       $18.45       $20.85           $18.37
                                                                         ====         ====         ====             ====
TOTAL INVESTMENT RETURN (2)...............................              20.90%       48.24%(3)    20.08%           47.14%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............               1.24%         .94%(3)     2.00%            1.52%(3)
    Ratio of net investment income
      to average net assets...............................               1.27%         .92%(3)      .50%             .34%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................                .11%         .30%(3)      .11%             .30%(3)
    Portfolio Turnover Rate...............................             265.33%      205.64%(3)   265.33%          205.64%(3)
    Average commission rate paid (4)......................             $.0572       $.0585(5)    $.0572           $.0585(5)
    Net Assets, end of period (000's Omitted).............            $42,309      $30,330      $69,330          $37,534
(1)    From December 29, 1995 (commencement of operations) to September 30, 1996.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(5)    Restated to reflect current years presentation.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class C                  Class R
                                                                     --------------------------  --------------------------
                                                                      Year Ended September 30,    Year Ended September 30,
                                                                     --------------------------  --------------------------
PER SHARE DATA:                                                        1997         1996(1)         1997          1996(1)
                                                                       ----         ----            ----          ----
    Net asset value, beginning of period..................           $18.40       $12.50          $18.42        $12.50
                                                                       ----         ----            ----          ----
    Investment Operations:
    Investment income-net.................................              .09          .03             .20           .43
    Net realized and unrealized gain (loss)
      on investments......................................             3.38         5.88            3.67          5.61
                                                                       ----         ----            ----          ----
    Total from Investment Operations......................             3.47         5.91            3.87          6.04
                                                                       ----         ----            ----          ----
    Distributions:
    Dividends from investment income-net..................             (.11)        (.01)           (.29)         (.12)
    Dividends from net realized gain on investments.......             (.89)          .-            (.89)           .-
                                                                       ----         ----            ----          ----
    Total Distributions...................................            (1.00)        (.01)          (1.18)         (.12)
                                                                       ----         ----            ----          ----
    Net asset value, end of period........................           $20.87       $18.40          $21.11        $18.42
                                                                       ====         ====            ====          ====
TOTAL INVESTMENT RETURN (2)...............................            19.89%       47.27%(3)       22.25%        48.38%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............             2.00%        1.52%(3)         .99%          .79%(3)
    Ratio of net investment income
      to average net assets...............................              .52%         .30%(3)        1.50%         1.01%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................              .11%         .30%(3)         .12%          .30%(3)
    Portfolio Turnover Rate...............................           265.33%      205.64%(3)      265.33%       205.64%(3)
    Average commission rate paid (4)......................           $.0572       $.0585(5)       $.0572        $.0585(5)
    Net Assets, end of period (000's Omitted).............           $5,340       $2,642            $259          $174
(1)    From December 29, 1995 (commencement of operations) to September 30, 1996.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(5)    Restated to reflect current years presentation.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Growth and Income Fund (the "Fund") is a series of
Dreyfus Premier Equity Funds, Inc.
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operat es as a series company currently offering two series, including the Fund. The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
     On March 10, 1997, the Company's Directors approved, effective March 31, 1997, a change of the Company's name from "Premier Equity Funds, Inc." to "Dreyfus Premier Equity Funds, Inc." and a change of the Fund's name from "Premier Growth and Income Fund" to "Dreyfus Premier Growth and Income Fund".
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $1.00 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1996 through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates commitment fees and dividends and interest accrued on securities sold short) and extraordinary expenses exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $104,847 during the period ended September 30, 1997.
    (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended September 30, 1997, $413,795 was charged to the Fund for the Class B shares and $34,863 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan the Funds pays the Distributor for the provision of certain services to Fund shareholders at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to
DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

be paid to Service Agents. During the period ended September 30, 1997, Class A, Class B and Class C shares were charged $95,472, $137,932 and $11,621, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $78,542 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended September 30, 1997, the Fund was charged $25,106 pursuant to the custody agreement.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended September 30, 1997:

                                                                          Purchases                    Sales
                                                                     ---------------             ---------------
Long transactions.......................................                $267,741,208                $235,819,651
Short sale transactions.................................                   2,757,372                   2,779,364
                                                                     ---------------             ---------------
    Total...............................................                $270,498,580                      $238,599,015
                                                                     ===============             ===============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At September 30, 1997, there were no securities sold short outstanding.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 1997, there were no open forward currency exchange contracts.
    (b) At September 30, 1997, accumulated net unrealized appreciation on investments was $9,121,131, consisting of $11,837,164 gross unrealized appreciation and $2,716,033 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER GROWTH AND INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Premier Growth and Income Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Growth and Income Fund (one of the Funds constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Growth and Income Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
November 13, 1997


DREYFUS PREMIER GROWTH AND INCOME FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    The Fund hereby designates 10.07% of the ordinary dividends paid during the fiscal year ended September 30, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.


DREYFUS PREMIER GROWTH
AND INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            320AR979
Annual Report
Dreyfus Premier
Growth and Income
Fund
September 30, 1997
Registration Mark